Conversion Solutions, Inc.
Funding Agreement Number: 252455770-08122006-LBH

GLOBAL FUNDING AGREEMENT

Conversion Solutions, Inc.

In consideration of the payment made by, or at the direction of,

Humanitarian & Scientific World Foundation, LTD

(the "Agreement Holder")

of the Net Deposit, as described below, Conversion Solutions, Inc. ("Conversion Solutions, Inc.") Agrees to make payments to the person or persons entitled to them, subject to the provisions of this global funding agreement (this "Agreement").

This Agreement is delivered in and subject to the laws of the International Chamber of Commerce UCP 500 (Uniform Customs and Practices for Documentary Credits).

This Agreement is issued and accepted subject to all the terms set out in it.

This Agreement is executed by Conversion Solutions, Inc. at its Corporate Center to take effect as of the 12 day of August, 2006 which is referred to as the Effective Date, subject to the receipt by Conversion Solutions, Inc. or its designee of the Net Deposit (as set forth in Section 1).

Rufus Paul Harris
Chairman and Chief Executive Officer
Conversion Solutions, Inc.

Saturday, August 12, 2006

GLOBAL FUNDING AGREEMENT NO. {252455779-08122006-LBH}

RESTRICTIONS REGARDING THE TRANSFER OR SALE OF THIS FUNDING AGREEMENT OR ANY INTEREST HEREIN ARE SET FORTH HEREIN

        This Agreement is issued in connection with a Trust (specified in the Exhibit A) and the purchase of Secured Notes (the "Notes") which are described in section 2 A and which are to be purchased by the Trust pursuant to this agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Notes.

Where used in this Agreement, the term "Notes" shall mean the Notes secured by this Agreement as the same exist on the Effective Date, without giving effect to any amendments or modifications to said Notes effected or made after any such Effective Date unless such amendments or modifications to said Notes have been consented to in writing by Conversion Solutions, Inc..

1. DEPOSIT

        Conversion Solutions, Inc. agrees to accept, and the Agreement Holder agrees to pay or cause to be paid to Conversion Solutions, Inc., for value on the Effective Date, the Net Deposit (as specified in the Annex). All funds received by Conversion Solutions, Inc. under this Agreement shall become the exclusive property of Conversion Solutions, Inc. and remain a part of Conversion Solutions, Inc.'s general account without any duty or requirement of segregation or separate investment. This Agreement shall become effective only upon the receipt by Conversion Solutions, Inc. or its designee of the Net Deposit and or investment grade securities.

NOTE:{If an Investment Grade Security is used, the security must be free and clear of any and all Liens. The Security must be fully transferable and assignable to Conversion Solutions, Inc.}

NOTE: (IF the Deposit is a Bond and/or an acceptable Security, no contract to purchase Secured Notes will be applied for until the Security has cleared as free and clear and has been Validated and Valuated. A liquidation process my apply, that process may add time to the duration of the investment payout and program application)

2. FUND

        Upon receipt of the Net Deposit, Conversion Solutions, Inc. will establish, under this Agreement, a bookkeeping account in the name of the Agreement Holder, which will evidence Conversion Solutions, Inc.'s obligations under this Agreement.

        [NOTE: If the related Notes are NOT Discount Notes, insert the following as the second paragraph of this Section 2: The Deposit deemed received (as specified in the Annex), (i) less any withdrawals to make payments hereunder (other than Additional Amounts (as defined in the Annex), if applicable) and (ii) plus any interest accrued and premium, if any, pursuant to Section 6, will be referred to as the "Fund".]

        [NOTE: If the related Notes are Discount Notes, insert the following as the second paragraph of this Section 2: The Deposit deemed received (as specified in the Annex), (i) less any withdrawals to make payments hereunder (other than Additional Amounts (as defined in the Annex), if applicable), (ii) plus any accrual of Discount (determined in accordance with the terms of the Notes) and (iii) plus, if applicable, any interest accrued and premium, if any, pursuant to Section 6, will be referred to as the "Fund".]

Conversion Solutions, Inc. is neither a trustee nor a fiduciary with respect to the Fund.

2A. PURCHASE OF NOTES BY CONVERSION SOLUTIONS, INC.

        Conversion Solutions, Inc. may purchase some or all of the Notes in the open market or otherwise at any time, and from time to time. Simultaneously, upon such purchase, (1) the purchased Notes shall, by their terms become mandatory redeemable by the Trust as specified in a related Pricing Supplement, Prospectus Supplement and/or Prospectus and (2) the Fund this Agreement shall be permanently reduced by the same percentage as the principal amount of the Notes so redeemed bears to the sum of (i) the aggregate principal amount of all Notes issued and outstanding immediately prior to such redemption and (ii) the principal amount of the Trust Beneficial Interest related to such Notes. If Conversion Solutions, Inc., in its sole discretion, engages in such open market or other purchases, then the Trust, the Indenture Trustee in respect of Notes and Conversion Solutions, Inc. shall take such actions (including, in the case of Conversion Solutions, Inc., making the payment(s) necessary to effect the Trust's redemption of such Notes) as may be necessary or desirable the cancellation of such Notes by the Trust.

3. ENTIRE AGREEMENT

        This Agreement and the Annex attached hereto constitute the entire Agreement.

4. REPRESENTATIONS

        (a) Each party hereto represents and warrants to the other that as of the date hereof:

                (i) It has the power to enter into this Agreement and to consummate the transactions contemplated hereby;

                (ii) this Agreement has been duly authorized, executed and delivered, this Agreement constitutes a legal, valid and binding obligation of each party hereto, and this Agreement is enforceable in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights, and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law; and

              (iii) the execution and delivery of this Agreement and the performance of obligations hereunder do not and will constitute or result in a default, breach or violation of the terms or provisions of its certificate, articles or charter of incorporation, declaration of trust, by-laws or any agreement, instrument, mortgage, judgment, injunction or order applicable to it or any of its property.

        (b) The Agreement Holder further represents and warrants to Conversion Solutions, Inc. that:

              (i) (a) it is a person other than a natural person and is purchasing this Agreement for the purpose of providing collateral security for securities registered with the United States Securities and Exchange Commission; (b) it is a person authorized by a state or foreign country to engage in an investment business or a subsidiary of such business; or (c) this Agreement is being purchased for the purpose of funding any of the following: (1) benefits under an employee benefit plan as defined in the federal Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001 et seq., maintained in the United States or in a foreign country; (2) activities of an organization exempt from taxation pursuant to section 501(c) of the Internal Revenue Code, or any similar organization in any foreign country; (3) a program of the United States government, another state government or political subdivision of such state, or of a foreign country, or any agency or instrumentality of any such government, political subdivision, or foreign country; (4) an agreement providing for periodic payments in satisfaction of a claim; or (5) an individual or corporation which has assets in excess of USD 25,000,000.

              (ii) it has been informed and understands that transfer is restricted by the terms of this Agreement; and

              (iii) it (a) is solely responsible for determining whether this Agreement is suitable for the purpose intended;(b) has carefully read this Agreement (including the Annex) before signing this Agreement; (c) has had a opportunity to make such inquiries as it deemed necessary prior to signing this Agreement; and (d) has received or had access to such additional information as it deemed necessary in connection with its decision to sign this Agreement.

        In performing its obligations hereunder Conversion Solutions, Inc. is not acting as a fiduciary, agent or other representative for the Agreement Holder or anyone else. All representations and warranties made by the Agreement Holder and Conversion Solutions, Inc. in this Agreement shall be considered to have been relied upon by the other in connection with the execution hereof.

5. ASSIGNMENT OF AGREEMENT

        The following conditions must be satisfied in order to effectuate any assignment of this Agreement:

              (i) This Agreement may only be transferred through a book entry system maintained by Conversion Solutions, Inc., or an agent designated by it, within the meaning of Temporary Treasury Regulations Section 5f.103-1(c) and Treasury Regulations Section 1.871-14(c)(1)(i).

              (ii) The Agreement Holder, and any assignee, must comply with applicable securities laws.

              (iii) Conversion Solutions, Inc. has consented in writing to the proposed assignment, such consent not to be unreasonably withheld.

              (iv) Conversion Solutions, Inc. shall have received from the proposed assignee a duly executed certificate containing, in substance, the information, representations, warranties, acknowledgments and agreements set forth in this Agreement.

        Any attempted sale, transfer, anticipation, assignment, hypothecation, or alienation not in accordance with this Section 5 shall be void and of no effect. Until such time, if any, as Conversion Solutions, Inc. has consented in writing to a proposed assignment, Conversion Solutions, Inc. shall not be obligated to make any payments to or at the direction of anyone other than the person shown on Conversion Solutions, Inc.'s books and records as the Agreement Holder. Once the foregoing conditions have been satisfied with respect to an assignment, the assignee or its successor shall be deemed to be the sole Agreement Holder for all purposes of this Agreement and Conversion Solutions, Inc. shall promptly amend its records to reflect the assignee's status as Agreement Holder.

6.  PAYMENTS TO THE AGREEMENT HOLDER

       Conversion Solutions, Inc. shall pay upon receipt and validation of the instruments by the banking institution, 5% of Face value to the Agreement Holders within 14 banking days of receipt and execution of note purchase contract, Conversion Solutions, Inc also agrees to pay at the direction of, the Agreement Holder 50% of all profits originated from Notes purchases and sale, by the date (the "Due Date") on which any payment becomes due in respect of the Notes secured by this Agreement (and in any event such period of time prior to the Due Date as shall be necessary to ensure that the Trust can fulfill its obligation to make payment in full of all amounts due and payable under the Notes on the Due Date), an amount in the currency or currencies in which the Notes are denominated as specified in the Notes equal to the sum of (i) the amount of principal and/or (as the case may be) interest and/or (as the case may be) premium falling due in respect of the Notes on such Due Date (the "Notes Component") and (ii) the amount of any payments owed by the Trust in respect of the Trust Beneficial Interest falling due on such date (the "Beneficial Interest Component"). In the event that Conversion Solutions, Inc. fails to make payment of any such amount on or prior to the Due Date, Conversion Solutions, Inc. shall pay to or at the direction of the Agreement Holder, on demand by the Agreement Holder, (i) if the failure relates to the Notes Component, an amount in the currency specified in the Notes equal to the amount of default interest (or other amount) which becomes due and payable by the Trust in accordance with the Notes as a consequence of any delay in the Trust making the relevant payment of principal, interest or premium (as the case may be to the holders of the of Notes and (ii) if the failure relates to the Beneficial Interest Component, such amount or default interest, if any, determined in the same manner as default interest on the Notes Component.

        Interest shall accrue on the Fund in the same amount and pursuant to the same terms as interest accrues on the Notes secured by this Agreement and on the Trust Beneficial Interest related to the Notes.

        If any amount is withdrawn from the Fund in order to make a payment under this Section 6, interest will cease to be credited with regard to such amount as of the end of the day immediately preceding the date on which such withdrawal is made.

        All payments made by Conversion Solutions, Inc. to the Agreement Holder hereunder shall be paid in same-day, freely transferable funds to such account as has been specified for such purpose by the Agreement Holder.

       According to the profit of the buy and sell of note, CVSU will give the agreement holder every two weeks a profit and loss statement, wherein stated all the profits, loss and costs. The result of this statement will be paid 50% to CVSU and 50% to the agreement holder. The agreement holder will maintain a separate bank account for payment of the 50% profit.

        Notwithstanding anything to the contrary in this Section 6, if Conversion Solutions, Inc. shall, with respect to any scheduled amount due and payable under any of the Notes, comply in all respects with the requirements of this Section 6, but an event of default has occurred with respect to the Notes and as a result payments with respect to the Notes have been accelerated, otherwise than by reason of any default under this Agreement by Conversion Solutions, Inc., no Event of Default (as defined below) under this Funding Agreement shall be deemed to have occurred, no payments with respect to this Agreement shall be accelerated and Conversion Solutions, Inc. will remain obligated to make payments under this Agreement as if no event of default had occurred with respect to the Notes.

7.  TERMINATION OF AGREEMENT

        Subject to the provisions of the following paragraph and the Annex, this Agreement shall terminate and cease to be of any further force or effect on the day and at the time upon which all amounts have been withdrawn from the Fund pursuant to this Agreement.

        Upon the occurrence of any of the following events (each, an "Event of Default") and following a written demand by the Agreement Holder, Conversion Solutions, Inc. shall pay to, or at the direction of, the Agreement Holder all amounts that the Trust is required to pay in such event under the Notes and the Trust Beneficial Interest:

              (i) Conversion Solutions, Inc.'s failure to make any payment of interest, premium (if applicable), installment payments (if applicable) or Additional Amounts (if and as specified in the Annex) in accordance with this Agreement, if such failure to pay is not corrected within seven (7) Business Days after such payment becomes due and payable; or

              (ii)   Conversion Solutions, Inc.'s failure to make any payment of principal (other than any installment payment) in accordance with this Agreement, if such failure to pay is not corrected within one

                     (1) Business Day after such payment becomes due and payable; or

                 (iii) if Conversion Solutions, Inc. (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger in which the resulting entity assumes its obligations); (b) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (c) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (d) institutes or has instituted against it an administrative or legal proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any supervision, rehabilitation, liquidation, bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (1) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its rehabilitation, winding-up or liquidation or (2) is not dismissed, discharged, stayed or restrained in each case within 60 days of the institution or presentation thereof; (e) has a resolution passed for its rehabilitation, winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger in which the resulting entity assumes the obligations of Conversion Solutions, Inc.); (f) seeks or becomes subject to the appointment of an administrator, supervisor, rehabilitator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (g) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 60 days thereafter; (h) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (a) to (g) (inclusive); or (i) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

        Notwithstanding anything to the contrary in this Section 7, if an event described in clause (iii) above occurs, this Agreement will automatically terminate and the amount of the Fund will be immediately due and payable by Conversion Solutions, Inc. to the Agreement Holder, or the account specified by the Agreement Holder.

        Conversion Solutions, Inc. will promptly notify the Agreement Holder and the Rating Agencies in writing of the occurrence of any of (i) through (iii) above.

8.   WITHHOLDING; ADDITIONAL AMOUNTS

        All amounts due in respect of this Agreement will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States unless the withholding or deduction is required by law, regulation or official interpretation thereof. Unless otherwise specified in the Annex, Conversion Solutions, Inc. will not pay any additional amounts to the Agreement Holder in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to an Event of Default or any independent right or obligation to redeem this Agreement.

9.   CURRENCY

        Except as may be specifically noted in the Annex, the Net Deposit and all payments under Section 6 of this Agreement shall be made using US currency denominated instruments.

9A.   TAX TREATMENT

        Conversion Solutions, Inc. and the Agreement Holder agree that this Agreement shall be disregarded for U.S. Federal income tax purposes. Conversion Solutions, Inc. and the Agreement Holder further agree that if this Agreement is not so disregarded, it will and is intended to be treated as a debt obligation of Conversion Solutions, Inc. issued in registered form within the meaning of Treasury Regulations Section 1.871-14(c) (1) (i), except to the extent provided in Treasury Regulations Section 1.163-5T (or any subsequent similar regulation).

10.   AMENDMENT AND MODIFICATION

        This Agreement may be amended or modified in whole or in part, at any time and from time to time, for any period or periods (a) by mutual written agreement by such officers of Conversion Solutions, Inc., the Agreement Holder and, where such Agreement Holder is the Indenture Trustee upon an assignment by way of security of this Agreement by the Trust, the Trust and (b) without the consent of any other person affected thereby.

11.   NOTICE

        Except as otherwise provided herein, all notices given pursuant to this Agreement shall be in writing, and shall either be delivered, mailed or telecopied to the locations listed below or at such other address or to the attention of such other persons as such party shall have designated for such purpose in a written notice complying as to delivery with the terms of this Section 11. Each such notice shall be effective (i) if given by telecopy, when transmitted to the applicable number so specified in this Section 11 (if required herein, such notice shall also be sent by mail, with first class postage prepaid), (ii) if given by mail, three days after deposit in the mails with first class postage prepaid, or (iii) if given by any other means, when actually delivered at such address.

        If to Conversion Solutions, Inc.:

Conversion Solutions, Inc. Insurance Company
125 TownPark Drive
Kennesaw, Georgia 30144
Telephone: (770) 420-8270
Telecopy: (404) 393-9824

        If to the Agreement Holder:

12 BUSINESS DAY

        For purposes of this Agreement, "Business Day" means any day that is a Business Day as specified in the Notes or the Indenture.

13.   BUSINESS DAY CONVENTION

        If the date on which any payment is due to be made under this Agreement shall occur on a day on which is not a Business Day, such payment shall be made in accordance with the Business Day Convention as specified in the Notes or the Indenture.

14.  JURISDICTION

        The parties to this Agreement hereby consent to ruling jurisdiction as the USA Atlanta, Georgia in connection with any actions or proceedings arising directly or indirectly from this Agreement.

15. WAIVER

        The obligations of Conversion Solutions, Inc. or the Agreement Holder under this Agreement may be waived only in writing by the party to this Agreement whose interests are adversely affected by such waiver. No failure or delay, on the part of the party adversely affected, in exercising any right or remedy hereunder shall operate as a waiver thereof.

16.   TAX REDEMPTION.

        If a Tax Event (defined below) occurs, Conversion Solutions, Inc. will have the right to redeem this Agreement by giving not less than 35 and no more than 60 days prior written notice to the Agreement Holder and by paying to the Agreement Holder an amount equal to the Fund. The term "Tax Event" means that Conversion Solutions, Inc. shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations hereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the Effective Date of this Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on this Agreement or (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges.

ANNEX A

This Annex will become effective as of the Effective Date, subject to the requirements of Section 1.

Net Deposit:	The Net Deposit is 450,000,000 EURO.
Lehman Brothers Holdings PLC 6 1/8 A+
	Common Code:	010924251
	ISIN:	XS0109242510
	BB Number:	EC2377199

Bank and Account:     HSBC Bank plc London

Additional Amounts:      [To be included only if Notes provide for Additional Amounts.]

All payments by Conversion Solutions, Inc. to the Agreement Holder under the terms of this Agreement (including any payment of redemption amounts) will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of the United States or any political subdivision thereof or any authority or agency therein or thereof (each, a "Governmental Authority") (collectively, "United States taxes") unless the withholding or deduction of such United States taxes is required by law. If any such withholding or deduction is required, or if any such withholding or deduction is required under any Notes, Conversion Solutions, Inc. will pay, or cause to be paid, additional amounts ("Additional Amounts") to the Agreement Holder to compensate for any withholding or deduction for or on account of any present or future United States taxes of whatever nature imposed or levied by or on behalf of any Governmental Authority, so that the net amount received by (1) the Agreement Holder under Sections 6 or 7 of this Agreement, as applicable, or (2) the holder of any such Notes, after giving effect to such withholding or deduction, whether or not currently payable, will equal the amount that would have been received under this Agreement or any such Notes were no such deduction or withholding required, provided that Conversion Solutions, Inc. shall not be required to make any payment of any Additional Amount for or on account of (i) any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for the Agreement Holder or beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement or the holder or beneficial owner of any such Notes ("Noteholder") (a) having any present or former connection with the United States, including, without limitation, being or having been a citizen or resident thereof, or being or having been present therein, incorporated therein, engaged in a trade or business therein or having (or having had) a permanent establishment or principal office therein, or (b) being or having been a controlled foreign corporation, a personal holding company, a passive foreign investment company, a corporation that has accumulated earnings to avoid U.S. federal income tax or a private foundation or other tax-exempt organization, or (c) being or having been an actual or constructive "10% shareholder" of Conversion Solutions, Inc. as described in Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or (d) being a bank for U.S. federal income tax purposes whose receipt of interest in respect of this Agreement is described in Section 881(c)(3)(A) of the Code, or (e) being subject to withholding as of the date of becoming either a beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement or a Noteholder; (ii) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the presentation of this Agreement or any Notes or evidence of beneficial ownership of this Agreement (where presentation is required) for payment on a date more than 30 days after the date on which such payment becomes due and payable or the date on which payment is duly provided for, whichever occurs later; except to the extent that the Agreement Holder, beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement or a Noteholder would have been entitled to Additional Amounts had this Agreement or any Notes or evidence of beneficial ownership of this Agreement been presented on the last day of such 30 day period; (iii) any tax, duty, levy, assessment or other governmental charge which is imposed or withheld solely by reason of the failure of the Agreement Holder, beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement, or a Noteholder to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Agreement Holder, beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement or a Noteholder, if compliance is required by statute, by regulation of the United States Treasury Department, judicial or administrative interpretation, other law or by an applicable income tax treaty to which the United States is a party as a condition to exemption from such tax, duty, levy, assessment or other governmental charge; (iv) any inheritance, gift, estate, personal property, sales, transfer or similar tax, duty, levy, assessment or similar governmental charge; (v) any tax, duty, levy, assessment or other governmental charge that is payable otherwise than by withholding from payments in respect of either this Agreement or any Note; (vi) any tax, duty, levy, assessment or other governmental charge that would not have been imposed or withheld but for the treatment of payments in respect of this Agreement as contingent interest described in Section 871(h)(4) of the Code; (vii) any tax, duty, levy, assessment or other governmental charge that would not have been imposed or withheld but for an election by the Agreement Holder, a beneficial owner (as determined for U.S. federal income tax purposes) of this Agreement or a Noteholder the effect of which is to make the payment in respect of this Agreement subject to U.S. federal income tax; (viii) any tax, duty, levy, assessment or other governmental charge resulting from a European Union Directive; or (ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii).

       If Conversion Solutions, Inc. is required, or based on an opinion of independent legal counsel selected by Conversion Solutions, Inc. a material probability exists that it will be required, to withhold or deduct for or on account of any United States taxes with respect to any payment under this Agreement as described in the immediately preceding paragraph, or with respect to any payment under any related contract between Conversion Solutions, Inc. and the Agreement Holder, pursuant to (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the Effective Date of this Agreement, then Conversion Solutions, Inc. may redeem this Agreement by giving not less than 30 and no more than 75 days prior written notice to the Agreement Holder and by paying to the Agreement Holder on the date specified in such notice the Fund balance.]

Survivor's Option:

Unless this Agreement has been declared due and payable prior to the Maturity Date of the related Notes by reason of any Event of Default, or has been previously redeemed or otherwise repaid, the Agreement Holder may request repayment of this Agreement upon the valid exercise of the Survivor's Option in the Notes by the Representative of the deceased Beneficial Owner of such Notes (a "Survivor's Option").]

Except as provided below, upon the tender to and acceptance by Conversion Solutions, Inc. of this Agreement (or portion thereof) securing the Notes as to which the Survivor's Option has been exercised, Conversion Solutions, Inc. shall repay to the Agreement Holder the amount of the Fund equal to (i) 100% of the principal amount of the Notes as to which the Survivor's Option has been validly exercised and accepted, plus accrued and unpaid interest on such amount to the date of repayment, or (ii) in the case of Discount Notes, the Issue Price of the Notes as to which the Survivor's Option has been validly exercised and accepted, plus accrued discount and any accrued and unpaid interest on such amount to the date of repayment. However, Conversion Solutions, Inc. shall not be obligated to repay:

O	the Conversion Solutions, Inc. Core Notes program as of the end of the most recent calendar year;

O

more than $250,000 in aggregate deposit of funding agreement contracts securing outstanding notes issued under the Conversion Solutions, Inc. Core Notes program as to which the Survivor's Option has been exercised on behalf of any single beneficial owner in any calendar year; or

O	more than 50% of the Deposit under this Agreement which secures the related Notes, as of the later of the end of the most recent calendar year.

Conversion Solutions, Inc. shall not make repayments pursuant to the Agreement Holder's request for repayment upon exercise of the Survivor's Option in amounts that are less than $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of this Agreement, the principal amount of this Agreement remaining outstanding after repayment must be at least $1,000 (the minimum authorized denomination of this Agreement). A request for repayment by the Agreement Holder upon an otherwise valid election to exercise the Survivor's Option may not be withdrawn.

This Agreement (or portion thereof) accepted for repayment shall be repaid on the first Interest Payment Date for the related Notes that occurs 20 or more calendar days after the date of such acceptance.

In order to obtain repayment of this Agreement (or portion thereof) upon exercise of the Survivor's Option, the Agreement Holder must provide to Conversion Solutions, Inc. (i) a written request for repayment signed by the Agreement Holder, and (ii) any additional information Conversion Solutions, Inc. requires to evidence satisfaction of any conditions to the repayment of this Agreement (or portion thereof).]

The Trust

The Trust will be organized as a result of and for the purpose of this agreement; the trust name is TBD "to be determined". The trust and the trustee shall following the Terms of this agreement. The trust organization is attached as Exhibit A. Trust is a result of this contract and will established after this agreement is signed, based on the enclosed concept exhibit A.

IN WITNESS WHEREOF, the parties hereto have executed this agreement 12th day and August, 2006 first above written.

CONVERSION SOLUTIONS, INC.

By: S Rufus Paul Harris
--------------------------------------
Name:     Rufus Paul Harris
Title:     Chairman and CEO

[NAME OF Agreement Holder]

By:
--------------------------------------

Name:
------------------------------------

Title:
-----------------------------------

Exhibit A

If recorded, mail to:	125 TownPark Drive Suite 300
Kennesaw, Georgia 30144
Attention: Board of Trustees

DECLARATION OF TRUST

THIS DOCUMENT IS CREATED UNDER THE COMMON LAW RIGHT OF CONTRACT

DATED:  August 12, 2006

252455770-08122006-LBH Trust

A Trust Organization and/or Pure Trust executed under
The Constitutional Laws of the United States of America

DECLARATION OF IRREVOCABLE TRUST

This Declaration of Irrevocable Trust is created today Saturday, August 12, 2006 between Humanitarian & Scientific World Foundation, LTD hereinafter called the SETTLOR and Conversion Solution, Inc., hereinafter called Trustees, Who are legal entities holding full title, not as individuals, but collectively as the board under the name of

252455770-08122006-LBH Trust

And to collectively act as herein set forth and according to the inalienable Common Law rights afforded to men. .

FIRST

The SETTLOR hereby irrevocably assigns, conveys and gives to the Trustee, in Trust, the following asset;

Lehman Brothers Holdings PLC 6 1/8 A+
Common Code:	010924251
ISIN:	XS0109242510
BB Number:	EC2377199

SECOND

The Trustee shall receive and hold said property, together with any additions hereto in Trust for the use and benefit of the Trust Certificate Holders.

Certificate #1 for 50% to Humanitarian & Scientific World Foundation, LTD

Certificate #2 for 50% to Conversion Solution, Inc.,

THIRD

This Trust shall be irrevocable and amendable by appropriate Minute and approval of the Board of Trustees. We hereby affirm that the Trust created by this agreement shall be irrevocable by the SETTLOR or by any other person or entity. It being the intention of the SETTLOR to make to the Beneficiary (ies), the Holders of the Trust Certificate units, an absolute investment of the asset described in paragraph ONE, above. There shall not be more that 2 Trust Certificate Units in this Trust available to the Beneficiary (ies). This Trust shall continue for a term of Contract Number 252455770-08122006-LBH from the date of acknowledgment. Thos Trust shall also be renewable, if renewed prior to its termination.

FOURTH

This agreement and Trust created hereby shall be administered, managed, governed and regulated in all respects according to the applicable statutes of the Uniform Trustees Power Act and the Constitution of the United States. This Trust shall be governed and interpreted by the American Common Law. Further, This Trust Organization shall enjoy the benefits of the Uniform Commercial Code adopted by the City of Washington, District of Columbia in the following citation; section 28: 1-105, TERRITORIAL APPLICATION OF THIS SUBTITLE; PARTIES POWER TO CHOOSE APPLICABLE LAW, and if deemed necessary and appropriate by the Board of Trustees, invocation of Article VI, clause 2 of the United States Constitution, the Supremacy Clause, of the Board of Trustee's invokes any protection, benefits and right in any international agreement or TREATY between the United States and any international organization, such as the United Nations and its lesser organs, or any other nation, whether or not a situs change is ordered, and section 28: 1-207, PERFORMANCE OR ACCEPTANCE UNDER RESERVATION OF RIGHTS.

FIFTH

The Managing Trustee or Trust Manager, in addition to all other powers granted by this agreement and by law, shall have the following additional powers with respect to the Trust, to be exercised from time to time at the discretion of the Trustee or Trust Manager.

MANAGEMENT OF THE TRUST

To invest and reinvest, lease, rent, mortgage, insure, repair, improve or sell any of the real estate and personal property of the Trust as the Executive Committee of partnership orders.

BUSINESS INTEREST

To sell or otherwise liquidate, or to continue to operate pursuant to Contract number 252455770-08122006-LBH, and any corporation, partnership or other business interest which may be received by the Trust as the Contract number252455770-08122006-LBH orders.

LITIGATION

To initiate or defend, at the discreation of the Trustee, any litigation affecting the Trust.

ATTORNEYS, ADVISORS AND AGENTS

To employ and to pay from the Trust reasonable compensation to such attorneys, accountants, brokers and investment, tax and other advisors as the Trustee and Trust Manager deems advisable pursuant to Contract number 252455770-08122006-LBH.

BANKING

To open any accounts as the Trustee or Trust Manager deems advisable and according to Contract Number 252455770-08122006-LBH between the beneficiaries.

ADJUSTMENT OF CLAIMS

To submit to arbitration, to compromise or to release or otherwise adjust, with or without compensation, any and all claims affecting the Trust estate.

SIXTH

No bond for the faithful performance of duties shall be required of any Managing Trustee or Trust Officer or Trust Manager under this agreement.

SEVENTH

The Managing Trustee or the Trust Manager shall receive reasonable compensation for the services performed by the Trustee or Trust Manager, but such compensation shall not exceed the amount customarily received by corporate fiduciaries in the area for like services.

EIGHTH

No Trustee, Trust Officer, or Trust Manager, created by this agreement shall at anytime be held liable for any action or default of any Trustee, Trust Officer or Trust Manager, or any other person in connection with the administration and management of this Trust unless caused by the individual(s) own gross negligence or by commission of a willful act of breach of Trust.

Rufus Paul Harris is hereby appointed Trust Manager.

NINTH

The Trustee, by joining in the execution of this agreement, hereby signigies acceptance of this Trust.

TENTH

The Trustee or Trust Manager shall have the authority to determine what shall be defined as income and what shall be defined as principal of the Trust established by this agreement, and to determine which costs, taxes and other expenses shall be paid out of income as required in accordance's to the terms of contract number 252455770-08122006-LBH.

ELEVENTH

In the event that any portion of this Trust agreement or the Trust created hereby shall beheld unlawful, invalid or otherwise inoperative, it is the intention of the SETTLOR that all of the other previsions hereof shall continue to be fully effective and operative insofar as is possible and reasonable.

IN WITNESS WHEREOF, the parties hereto have executed this agreement 12th day of August, 2006 first above written.

S Craig M. Cason	S Rufus Paul Harris
_____________________________	_____________________________
Settler:	Trust Manager/Trustee:

Humanitarian & Scientific World Foundation, LTD	Conversion Solutions, Inc.
___________________________	_____________________________
Beneficiary:	Beneficiary: